UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2016

Legacy Reserves LP

(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 W. Wall, Suite 1800 Midland, Texas (Address of principal executive offices)	79701 (Zip Code)

Registrant’s telephone number, including area code: (432) 689-5200

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2016 Phantom Unit Grant

In accordance with the compensation policy adopted by the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Legacy Reserves GP, LLC (the “General Partner”), the general partner of Legacy Reserves LP (the “Partnership”), and approved by the Board in March 2013 and subsequently amended (the “Compensation Policy”), the Committee approved the following bonus awards for Mr. Paul Horne, and with respect to other executive officers, recommended the following bonus awards to the Board and the Board approved such awards on June 13, 2016.

Objective Component of Equity-Based Compensation.  Under the Compensation Policy, the objective component is granted at 200% of the target amount each year but is subject to cliff vesting after a three-year period in accordance with an objective performance-related formula as set forth in the Compensation Policy based on Legacy’s objective average annual total unitholder return and the following: 1) Legacy’s total unitholder return compared to the total unitholder returns of a group of Legacy’s peers, and 2) Legacy’s total unitholder return compared to the total unitholder returns of a broader group of MLPs. All total unitholder returns are measured during the cumulative three-year measurement period prior to the vesting date. If none or only a portion of phantom units vest as a result of target levels not being met, the unvested portion of phantom units and associated distribution equivalent rights (“DERs”), if any, will be forfeited.

Subjective Component of Equity—Based Incentive Compensation.  Under the Compensation Policy, equity-based incentive compensation awarded under this component and associated DERs, if any, cliff vest after a three-year period and are not subject to any performance criteria. The DERs entitle the recipient of the award to a payment equivalent to the amount of the per unit distribution payable to unitholders over the vesting period. The Committee has the discretion to award up to 200% of the subjective component of target equity-based incentive compensation.

		Objective Grant			Subjective Grant
Executive Officer	2015 Salary	Target Objective Factor (1)	Target Phantom Units (2)	Maximum Phantom Units (3)	Target Subjective Factor (1)	Subjective Award	Phantom Units to be paid in Units(4)	Phantom Units to be paid in Cash (4)
Paul T. Horne	$550,000	130%	444,100	888,200	195%	100%	155,435	510,714
James Daniel Westcott	$380,000	100%	236,025	472,050	150%	100%	82,609	271,429
Kyle M. Hammond	$380,000	80%	188,820	377,640	120%	100%	66,087	217,143
Kyle A. McGraw	$360,000	70%	156,522	313,044	105%	100%	54,783	180,000
Dan G. LeRoy	$260,000	32%	51,677	103,354	48%	100%	18,087	59,429

(1)      Represents percentage of 2015 annual salary.

(2)      Based on the 20-day average closing price of Partnership units ended on the last trading day prior to January 1, 2016, or $1.61.  Represents target to vest subject to performance criteria, resulting in anywhere from 0% to 200% of target phantom units vesting.

(3)      Based on the 20-day average closing price of Partnership units ended on the last trading day prior to January 1, 2016, or $1.61.  Represents maximum number of phantom units subject to cliff vesting after a three year period ending on February 18, 2019, pending attaining specified performance criteria.  Unvested phantom units will be forfeited.

(4)      Based on the 20-day average closing price of Partnership units ended on the last trading day prior to January 1, 2016, or $1.61. Phantom units are subject to cliff vesting after a three year period ending on February 18, 2019.

Phantom units granted pursuant to the objective component will be settled in cash, and phantom units granted pursuant to the subjective component will be settled in either cash or stock as set forth above.  The phantom units granted pursuant to the objective component and subjective component which are settled in cash are limited to a maximum possible settlement value of $10 per phantom unit.  The grants of phantom units pursuant to both the objective component and subjective component will be made pursuant to grant agreements between the Partnership and the applicable executive officers in substantially the forms attached hereto as Exhibit 10.1, 10.2 and 10.3, as applicable.

Quarterly Cash Retention Bonuses

On June 13, 2016, the Committee approved, with respect to Paul Horne, and the Board approved the recommendation of the Committee with respect to the other executive officers to pay quarterly cash retention bonuses for the remainder of the fiscal year ending December 31, 2016.  The quarterly cash retention bonuses shall be paid with respect to quarters ending June 30, September 30 and December 31, 2016 in the event that the executive officer remains continuously employed with the Partnership through the end of such quarter.  The total amount of the quarterly cash retention bonuses paid in 2016 will be subtracted from the cash settlement of phantom units to be paid to such executive officers in 2019, if any, in connection with the vesting of phantom units awarded to such executive officers as discussed above.  The quarterly cash retention bonuses will be paid pursuant to retention bonus agreements between an affiliate of the Partnership and the applicable executive officers in substantially the form attached hereto as Exhibit 10.4.  The quarterly cash retention bonuses with respect to each of the quarters ended June 30, September 30 and December 31, 2016 to the following executive officers are as follows:

Executive Officer	Amount
Paul T. Horne	$125,000
James Daniel Westcott	$100,000
Kyle M. Hammond	$100,000
Kyle A. McGraw	$50,000
Dan G. LeRoy	$25,000

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description
Exhibit 10.1	Form of Grant of Phantom Units Under Objective Component of Long-Term Equity Incentive Compensation.
Exhibit 10.2	Form of Grant of Phantom Units (Cash) Under Subjective Component of Long-Term Equity Incentive Compensation.
Exhibit 10.3	Form of Grant of Phantom Units (Units) Under Subjective Component of Long-Term Equity Incentive Compensation.
Exhibit 10.4	Form of Retention Bonus Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC,
its general partner

Dated: June 17, 2016	By:	/s/ Dan G. LeRoy
Dan G. LeRoy
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Form of Grant of Phantom Units Under Objective Component of Long-Term Equity Incentive Compensation.
Exhibit 10.2	Form of Grant of Phantom Units (Cash) Under Subjective Component of Long-Term Equity Incentive Compensation.
Exhibit 10.3	Form of Grant of Phantom Units (Units) Under Subjective Component of Long-Term Equity Incentive Compensation.
Exhibit 10.4	Form of Retention Bonus Agreement.